Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

LV Tower 52, LLC (the “Company”)

Grand Vacation Services LLC (the “Servicer”)

BofA Securities, Inc.

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Elara HGV Timeshare Issuer 2025-A, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Elara 2025-A ABS Final Pool Cut 7.31.2025 vF.xlsx” provided by the Servicer on August 22, 2025, on behalf of the Company, containing information on 5,131 timeshare loans (the “Timeshare Loans”) as of July 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Elara HGV Timeshare Issuer 2025-A, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “reporting threshold” means that dollar amounts, percentages, and months were within $1.00, 0.1%, and 1 month, respectively.

●	The term “Sample Selection File” means an electronic data file entitled “EHGVT 2025-A Loan IDs_073125.xlsx” provided by the Servicer on August 13, 2025, on behalf of the Company, containing unique loan identification numbers for 5,131 Timeshare Loans as of July 31, 2025, which we were informed are intended to be included as collateral in the offering by Elara HGV Timeshare Issuer 2025-A, LLC.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

●	The term “Timeshare Contracts” means some or all of the following documents: promissory note, purchase agreement, purchase and security agreement, purchase proposal, truth in lending disclosure, purchase agreement addendum, revision of terms, and/or other related documents.

●	The term “System Screenshots” means extracts of customer records (including, but not limited to, addresses, interest rates, payment dates, and payment amounts) that the Servicer informed us were extracted from its asset management systems.

●	The term “Credit Report” means a report identifying the credit score of the Timeshare Contract borrowers.

●	The term “Source Documents” means the following information provided by the Servicer on behalf of the Company: Timeshare Contracts, System Screenshots, and Credit Report. The Source Documents were represented by the Company to be either electronic copies of the original Source Documents and/or electronic representations of the records contained within the Company or the Servicer’s systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the Timeshare Contracts by the borrower.

●	The term “Instructions” means the instructions provided by the Servicer on behalf of the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

●	The term “Provided Information” means the Sample Selection File, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Timeshare Loans from the Sample Selection File (the “Sample Loans”). A listing of the Sample Loans is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Timeshare Loans we were instructed to randomly select from the Sample Selection File.

B.	For each Sample Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed below in the Provided Information column, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Loan Attribute	Provided Information
Loan ID	Timeshare Contracts
Borrower State	Timeshare Contracts, System Screenshots
Borrower Country	Timeshare Contracts, System Screenshots
Sales Price	Timeshare Contracts
Equity Transferred	Timeshare Contracts
Original Term	Timeshare Contracts and Instructions

Loan Attribute	Provided Information
Date of Sale	Timeshare Contracts
Original Loan Amount	Timeshare Contracts
Cash Down Payment	Timeshare Contracts and Instructions
Interest Rate	Timeshare Contracts, System Screenshots
First Due Date	Timeshare Contracts, System Screenshots and Instructions
Maturity Date	Timeshare Contracts and Instructions
Principal & Interest Payment	Timeshare Contracts, System Screenshots
Service Fee	Timeshare Contracts
Next Payment Date	System Screenshots
Principal Balance	System Screenshots
High Credit Score	Credit Report and Instructions
Days Delinquent	System Screenshots and Instructions

We found such information to be in agreement except as listed in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Timeshare Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Timeshare Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Timeshare Loans being securitized, (iii) the compliance of the originator of the Timeshare Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions.

The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
August 29, 2025

Exhibit A

Instructions

Number	Attribute	Instruction
1.	Cash Down Payment	Recompute as the sum of: a. the difference between (i) total down payment and (ii) closing costs in the Timeshare Contract, and b. balance down payment in the Timeshare Contract.
2.	Original Term

If Original Term was not observed in the Timeshare Contract, recompute as the number of months equal to the difference between:

a.     the First Payment Date in the Timeshare Contract

b.     the Maturity Date in the Timeshare Contract

3.	First Payment Date	For Sample Loans # 19, 32, 41, 48, 50, 54, 80 and 89, use System Screenshots as Provided Information
4.	Maturity Date	For Sample Loans # 54 and 89, recalculate as the date equal to: a. the First Payment Date in the System Screenshot b. plus the Original Term in the Timeshare Contract
5.	High Credit Score	Do not perform this procedure if the Data File value is not populated (i.e., blank)
6.	Days Delinquent	Recalculate as the difference between (but in no case less than zero): a. July 31, 2025, and b. Next Payment Date in the System Screenshots

A-1

Exhibit B

The Sample Loans

Sample Loan #	Company Account Number*	Sample Loan #	Company Account Number*	Sample Loan #	Company Account Number*	Sample Loan #	Company Account Number*
1	2025660035	26	2025370035	51	2025200035	76	2025730035
2	2025240035	27	2025300035	52	2025420033	77	2025540035
3	2025120035	28	2025670033	53	2025410035	78	2025150035
4	2025600035	29	2025330033	54	2025050033	79	2025990035
5	2025510035	30	2025950035	55	2025240035	80	2025570035
6	2025320035	31	2025900035	56	2025860035	81	2025530035
7	2025040035	32	2025160035	57	2025110033	82	2025900035
8	2025180035	33	2025180033	58	2025590033	83	2025070035
9	2025310035	34	2025970035	59	2025300035	84	2025690035
10	2025530035	35	2025840035	60	2025860035	85	2025970035
11	2025940033	36	2025860033	61	2025660035	86	2025960035
12	2025000035	37	2025530035	62	2025520035	87	2025720035
13	2025680035	38	2025340035	63	2025800035	88	2025950035
14	2025630035	39	2025510033	64	2025190035	89	2025940035
15	2025660035	40	2025150035	65	2025970033	90	2025160035
16	2025100035	41	2025550035	66	2025110035	91	2025910035
17	2025150035	42	2025800035	67	2025930035	92	2025070035
18	2025650035	43	2025930033	68	2025590035	93	2025930035
19	2025450035	44	2025560035	69	2025430035	94	2025700035
20	2025890035	45	2025270033	70	2025730035	95	2025560033
21	2025830033	46	2025610035	71	2025410035	96	2025200035
22	2025790035	47	2025760035	72	2025330035	97	2025280035
23	2025150035	48	2025810035	73	2025170035	98	2025970035
24	2025740035	49	2025800033	74	2025250035	99	2025820033
25	2025590035	50	2025550035	75	2025760035	100	2025760035

* The Servicer has assigned a unique account number to each Timeshare Loan in the Data File. The Servicer’s Account Numbers referred to in this Exhibit are not the actual account numbers.

B-1

Exhibit C

Exceptions

Sample Loan #	Company Account Number*	Attribute	Per Data File	Per Provided Information
20	2025890035	Sales Price	163,169	164,533
20	2025890035	Cash Down Payment	(1,407)	(42)
87	2025720035	Borrower State	WV	MI

* The Servicer has assigned a unique account number to each Timeshare Loan in the Data File. The Servicer’s Account Numbers referred to in this Exhibit are not the actual account numbers.

C-1